UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 17, 2016

Date of Report (Date of earliest event reported)

STONE ENERGY CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-12074	72-1235413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana		70508
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (337) 237-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on October 20, 2016, Stone Energy Corporation (“Stone”) and certain of its subsidiaries (collectively, the “Company”) entered into a restructuring support agreement, as amended (the “RSA”), with certain (i) holders of the Company’s 1 3⁄4% Senior Convertible Notes due 2017 (the “Convertible Notes”) and (ii) holders of the Company’s 7 1⁄2% Senior Notes due 2022 (the “2022 Notes and, together with the Convertible Notes, the “Notes” and the holders thereof, the “Noteholders”), pursuant to which, among other things, the Company will (a) commence a solicitation for acceptance of a restructuring on the terms of a pre-packaged plan of reorganization as described therein (the “Plan”), (b) if certain approval levels are attained from the Noteholders, file voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court in the Southern District of Texas (the “Bankruptcy Court”) on or before December 9, 2016, and (c) seek approval of the Plan by the Bankruptcy Court.

On November 17, 2016, the Company commenced a solicitation for acceptance of the Plan. A copy of the disclosure statement (the “Disclosure Statement”), including the Plan attached as an exhibit thereto, is attached as Exhibit 99.1 to this Current Report on Form 8-K. The Disclosure Statement includes important information relating to the Company’s operations, anticipated events during the chapter 11 cases, pending litigation, a summary of the Plan, a description of the new secured notes to be issued pursuant to the Plan, financial information and projections, valuation analysis, transfer restrictions and certain consequences under the federal securities laws, certain tax consequences of the Plan, certain risk factors, voting procedures and requirements relating to the solicitation, confirmation of the Plan, alternatives to confirmation and consummation of the Plan and a recommendation relating to the Plan.

On November 17, 2016, the Company filed a Form T-3 with the Securities and Exchange Commission (the “SEC”) in connection with the commencement of the solicitation for acceptance of the Plan. A form of indenture for the new secured notes to be issued pursuant to the Plan is filed as an exhibit to the Form T-3.

On November 3, 2016, Stone entered into confidentiality agreements (collectively, the “Confidentiality Agreements”) with an ad hoc group (the “Ad Hoc Group”) of the Noteholders. In connection with discussions that occurred in anticipation of the entry into certain amendments to the RSA, the Company provided certain confidential information to the Ad Hoc Group pursuant to the Confidentiality Agreements. Pursuant to the terms of the Confidentiality Agreements, Stone has agreed to publicly disclose all material non-public information regarding the Company provided to the Ad Hoc Group and their respective legal and financial advisors (the “Cleansing Materials”). The Cleansing Materials include (i) proposals from the Company and the lenders under the Company’s Revolving Credit Facility for treatment of the Revolving Credit Facility in a chapter 11 proceeding (collectively, the “RBL Proposal”), (ii) certain estimated payment obligations under the Plan (the “Payment Obligations”), (iii) certain supplemental financial projections of the Company (the “Projections”) and (iv) certain compensation and benefits related information (the “Benefits Information”). With respect to the RBL Proposal, the Company and the lenders under the Company’s Revolving Credit Facility have been engaged in discussions and have exchanged the RBL Proposal; however, no agreement has been reached on the RBL Proposal. While the Company expects to continue discussions and related negotiations with its lenders, there can be no assurance that an agreement will be reached. With respect to the Benefits Information, (i) the 2016 Incentive Plan – Performance Goals, and the information that follows through and including the table of Quarterly Report on Goals, reflect the performance goals approved by the Stone board of directors on adoption of the 2016 Performance Incentive Compensation Plan and the Company’s subsequent performance on these goals during the first three quarters of 2016, and the points awarded under the 2016 Performance Incentive Compensation Plan in each quarter from which payment to employees on quarterly award opportunities was then determined, and (ii) the 2016 Director Gift Match Program Summary reflects the matching charitable contributions of up to $10,000 in the aggregate per calendar year per director to qualified charitable organizations made to date by the Company for fiscal 2016.

The descriptions in this Form 8-K of the RBL Proposal, the Payment Obligations, the Projections, and the Benefits Information do not purport to be complete and are qualified in their entirety by reference to the complete text of the RBL Proposal, the Payment Obligations, the Projections, and the Benefits Information. The Cleansing Materials, including the RBL Proposal, the Payment Obligations, the Projections and the Benefits Information, are attached as Exhibit 99.2, Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5, respectively, to this Form 8-K.

The information in the Cleansing Materials is dependent upon assumptions with respect to commodity prices, production, development capital, exploration capital, operating expenses, availability and cost of capital and performance as set forth in the Cleansing Materials. Any financial projections or forecasts included in the Cleansing Materials were not prepared with a view toward public disclosure or compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections herein should not be regarded as an indication that the Company or its representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Company nor any of its representatives has made or makes any representation to any person regarding the ultimate outcome of the Company’s proposed restructuring compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

The information contained in the RSA and this Form 8-K are for informational purposes only and do not constitute an offer to buy, nor a solicitation of an offer to sell, any securities of the Company, nor do they constitute a solicitation of consent from any persons with respect to the transactions contemplated hereby and thereby. While we expect the restructuring will take place in accordance with the Plan, there can be no assurance that the Company will be successful in completing a restructuring. Securityholders are urged to read the disclosure materials, including the Disclosure Statement, because they contain important information regarding the restructuring.

The information included in this Form 8-K under Item 7.01 and Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking and are based upon the Company’s current belief as to the outcome and timing of future events. All statements, other than statements of historical facts, that address activities that the Company plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future are forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the ability to confirm and consummate a plan of reorganization in accordance with the terms of the RSA; risks attendant to the bankruptcy process, including the effects thereof on the Company’s business and on the interests of various constituents, the length of time that the Company might be required to operate in bankruptcy and the continued availability of operating capital during the pendency of such proceedings; risks associated with third party motions in any bankruptcy case, which may interfere with the ability to confirm and consummate a plan of reorganization; potential adverse effects on the Company’s liquidity or results of operations; increased costs to execute the reorganization; effects on the market price of the Company’s common stock and on the Company’s ability to access the capital markets; and the risk factors and known trends and uncertainties as described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC. For a more detailed discussion of risk factors, please see Part I, Item 1A, “Risk Factors” of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2016, June 30, 2016 and September 30, 2016, respectively. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in the forward-looking statements. The Company assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Disclosure Statement and Plan

99.2	RBL Proposal

99.3	Payment Obligations dated November 9, 2016

99.4	Projections

99.5	Benefits Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: November 17, 2016	By:	/s/ Lisa S. Jaubert
Lisa S. Jaubert
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Disclosure Statement and Plan

99.2	RBL Proposal

99.3	Payment Obligations dated November 9, 2016

99.4	Projections

99.5	Benefits Information